J.P. MORGAN INVESTOR FUNDS

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Balanced Fund

JPMorgan Investor Growth & Income Fund

JPMorgan Investor Growth Fund

(each, a “Fund” and collectively the “Funds”)

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated February 26, 2018

to the Prospectuses dated November 1, 2017, as supplemented

Effective March 29, 2018, the table on page 25 of the Prospectuses and the sentence immediately preceding the table are deleted in their entirety and replaced with the following:

In connection with these general allocation strategies, the Funds allocate their investments within the following ranges:

	Conservative Growth	Balanced	Growth & Income	Growth
J.P. Morgan equity funds[1]	20–40%	40–60%	60–80%	80–100%
J.P. Morgan income funds[2]	55–80%	35–60%	15–40%	0–20%
J.P. Morgan market neutral and other alternative strategy funds	0–10%	0–10%	0–10%	0–10%

1	Including international equity funds and specialty funds (such as REIT funds and commodity funds, but excluding market neutral and other alternative strategy funds)
2	Including high yield and emerging market debt funds, and J.P. Morgan money market funds

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-INV-218